John Hancock Trust
Supplement dated August 6, 2009
to the Prospectus dated May 1, 2009
Core Strategy Trust
Fund Annual Expenses
The “Fund Annual Expenses” section has been amended as follows to include information regarding Series II of the fund:
          Unless otherwise noted in the footnotes to the Expense Table, expense information for all funds except the New Funds (those with less than six months of operations as of December 31, 2008) is based on expenses incurred during the fiscal year ended December 31, 2008 expressed as a percentage of fund average net assets during the period. For New Funds, expense information is based on estimated amounts for the current fiscal year. Each fund’s annual operating expenses will likely vary throughout the year and from year to year. A fund’s expenses for the current fiscal year may be higher than the expenses in the table below if the fund’s assets have decreased significantly from 2008 average net assets because certain fund expenses do not decrease as asset levels decrease and advisory fee rate breakpoints may not be achieved as asset levels decrease.

Acquired
		Distribution		Fund Fees	Total	Contractual	Net fund
	Management	and service	Other	and	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses	Expenses [1]	Reimbursement [2]	Expense
Core Strategy [3]
Series II	0.05%	0.25%	0.05%	0.52%	0.87%	-0.08%	0.79%

[1]	The “Total Operating Expenses” include fees and expenses incurred indirectly by a fund as a result of its investment in other investment companies (“Acquired Fund Fees and Expenses”). The Total Operating Expenses shown may not correlate to the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are based on the estimated indirect net expenses associated with the fund’s investment in the underlying funds.

[2]	Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

[3]	The Adviser has contractually agreed to reimburse Expenses of the Fund that exceed 0.02% of the average annual net assets of the fund. Expenses includes all expenses of the fund except Rule 12b-1 fees, Underlying Fund expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May
1, 2010.
Examples of Expenses
The “Examples of Expenses” has been amended as follows to include information regarding Series II of the fund:
          The Examples are intended to help an investor compare the cost of investing in the fund with the cost of investing in other mutual funds. The Examples assume that $10,000 is invested in the fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Examples also assume that the investment has a 5% return each year, that the fund’s operating expenses remain the same, after contractual (but not voluntary) expense reimbursements. The Examples do not reflect the expenses of any variable insurance contract that may use the fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor’s actual expenses may be higher or lower, based on these assumptions the expenses would be:

Fund/Class	Year 1	Year 3	Year 5	Year 10
Core Strategy
Series II	$81	$261	$466	$1,057
Past Performance
The “Past Performance” section has been amended as follows to include information regarding Series II of the fund:
The performance information below does not reflect the fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.
Calendar Year Total Returns for Series II: 15% 10% 6.55% 5% -26.47% 0% -5% -10% -15% -20% -25% -30% 2007 2008 Best Quarter: 4.00% (Quarter ended 6/30/2007) Worst Quarter: -14.86% (Quarter ended 12/31/2008) Average Annual Total Returns For Period Ended 12/31/2008 One Since Date of Year Inception Inception Series II -26.47% -5.17% 2/10/2006 Combined IndexA,B -26.01% -4.90% A The Combined Index is made up of 70% of the S&P 500 and 30% of the Barclays Capital U.S. Aggregate Bond Index. B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.
Rule 12b-1 Plans of Each Class
     The “Rule 12b-1 Plans of Each Class” section has been amended as follows to include information regarding Series II of the fund:
     Series II shares of each fund are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets.
     Rule 12b-1 fees will be paid to the JHT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).
     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
(i) for any expenses relating to the distribution of the shares of the class,
(ii) for any expenses relating to shareholder or administrative services for holders of the  shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.
          Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.
          Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.
Financial Highlights
The “Financial Highlights” section has been amended as follows to include information regarding Series II of the fund. The fund changed its name from Index Allocation Trust to Core Strategy Trust effective May 1, 2009.
Per share operating performance for a share outstanding throughout the period
Income (loss) from investment operations

	Net asset	Net	Net realized
	value,	investment	and unrealized	Total from
	beginning	income	gain (loss) on	investment
	of period	(loss)	investments	operations
Period ended	($)	($)	($)	($)
Index Allocation Trust
Series II
12-31-2008	13.39	0.15 [1,2]	(3.70)	(3.55)
12-31-2007	13.37	0.45 [1,2]	0.42	0.87
12-31-2006 [10]	12.50	0.28 [1,2]	0.89	1.17

Per share operating performance for a share outstanding throughout the period
Less Distributions

					Net asset
	From net	From net	From		value,
	investment	realized	capital	Total	end of	Total
	income	gain	paid-in	Distributions	period	return
Period ended	($)	($)	($)	($)	($)	(%)
Index Allocation Trust
Series II
12-31-2008	(0.13)	(0.01)	—	(0.14)	9.70	(26.47	) [3,4]
12-31-2007	(0.43)	(0.42)	—	(0.85)	13.39	6.55	[3,4]
12-31-2006 [10]	(0.19)	(0.10)	(0.01)	(0.30)	13.37	9.50	[3,4,5]

Ratios and supplemental data
Ratios to average net assets

			Ratio
			of net
	Ratio	Ratio	investment
	of gross	of net	income	Net assets,
	expenses	expenses	(loss) to	end of
	to average	to average	average	period	Portfolio
	net assets	net assets	net assets	(in	turnover
Period ended	(%)	(%)	(%)	millions)	(%)
Index Allocation Trust
Series II
12-31-2008	0.35 [6,7]	0.27 [6,9]	1.31 [2]	354	5
12-31-2007	0.33 [6,7]	0.27 [6]	3.23 [2]	337	2
12-31-2006 [10]	0.39 [6,7,8]	0.27 [6,8]	2.41 [2,8]	109	3 [5]

1.	Based on the average of the shares outstanding.

2.	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

3.	Assumes dividend reinvestment.

4.	Total returns would have been lower had certain expenses not been reduced during the periods shown.

5.	Not annualized.

6.	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

7.	Does not take into consideration expense reductions during the periods shown.

8.	Annualized.

9.	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Index Allocation
12/31/2008	0.49%–0.57%
12/31/2007	0.49%–0.55%

10	Series II shares began operations on 2-10-06.